                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)       20-Aug-97

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-2)

                            TMS Auto Holdings, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware
New Jersey                  333-14075-02        Applied For
---------------             ------------       -------------
State or other              (Commission        (IRS Employer
jurisdiction of              File Number)       ID Number)
incorporation)


2840  Morris  Avenue,     Union,  New  Jersey       07083
----------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                          908-686-2000
                                              ------------


                                 n/a
-----------------------------------------------------------

     Item 5   Other Events

Attached herein as Annex A is a copy of the Monthly Statement sent to the
Noteholders and Certificateholders for the remittance date:         20-Aug-97


     Item 7   Financial Statements and Exhibits

     The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                THE MONEY STORE AUTO TRUST
                                                ASSET BACKED SECURITIES, 1997-2



                                                By /S/ James K. Ransom
                                                ----------------------
                                                James K. Ransom
                                                Vice President



Dated:  08/31/97

                       THE MONEY STORE AUTO TRUST 1997-2
                       6.64% ASSET  BACKED  CERTIFICATES
                          CERTIFICATEHOLDER STATEMENT


 IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997 - 2 FOR THE AUGUST 13, 1997 DETERMINATION DATE

 DISTRIBUTION DATE       08/20/97         MONTHLY PERIOD        JUL-97


A. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :
   I.    CERTIFICATES

           (a)  The aggregate amount of the distribution to
                Certificateholders                                                          24,900.00

           (b)  The amount of the distribution set forth in  A. 1. (a) above in
                respect of interest on the Certificates                                     24,900.00  5.8(ii)

           (c)  The amount of the distribution set forth in  A. 1. (a) above in
                respect of principal on the Certificates                                         0.00  5.8(i)

           (d)  The amount of the distribution in A.1. (a) payable
                pursuant to a claim on the Certificate Policy                                    0.00  5.8(iii)

           (e)  The remaining outstanding balance available to
                be drawn under the Certificate Policy                                       24,900.00  5.8(iii)

           (f)  The amount of the distribution set forth in paragraph
                A.1. (a) above per $1,000 interest in the Certificates                      5.5333333

           (g)  The amount of the distribution set forth in paragraph
                A.1. (b) above per $1,000 interest in the Certificates                      5.5333333

           (h)  The amount of the distribution set forth in paragraph
                A.1. (c) above per $1,000 interest in the Certificates                      0.0000000

           (i)  The amount of the distribution set forth in paragraph
                A.1. (d) above per $1,000 interest in the Certificates                      0.0000000


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

   I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

           (a)  The Pool Balance as of the close of business
                on the last day of the Monthly Period                                  186,242,352.57  5.8(iv)

           (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                Paragraph A.1. (c)                                                       4,500,000.00  5.8(v)

           (c)  The Certificate Factor after giving affect to the payments
                set forth in paragraph A.1. (c)                                             1.0000000

           (d)  The amount of aggregate Realized Losses for the
                second preceding Month Period                                                8,326.67

           (e)  The aggregate Purchase Amount for all Receivables that
                were repurchased in the Monthly Period                                           0.00



   2.    SERVICING FEE

         (a)  The aggregate amount of the Servicing Fee paid to the
              Servicer with respect to the preceding Monthly Period                              315,545.17

   3.    PAYMENT SHORTFALLS

         (a)  The amount of the Certificateholders' Interest Carryover
              Shortfall after giving effect to the payments set
              forth in Paragraph A. 1. (b) above                                                       0.00

         (b)  The amount of the Certificateholder's Interest Carryover
              Shortfall set forth in paragraph B.3. (a) above
              per $1,000 interest with respect to the Certificate:                                0.0000000

         (c)  The amount of the Certificateholders' Principal
              Carryover Shortfall after giving effect to the payments set
              forth in Paragraph A.1. (b) above                                                        0.00

         (d)  The amount of the Certificateholders' Principal
              Carryover Shortfall set forth in paragraph B.3. (a) above per $1,000
              interest with respect to the Certificate:                                                0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

         (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
              therefrom on such Distribution Date                                             23,195,081.93

         (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
              therefrom on such Distribution Date                                                122,052.84

         (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
              therefrom on such Distribution Date                                                      0.00

         (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
              the Certificates:                                                               5,154.4626511

         (e)  The amount set forth in paragraph B.4. (b) to be distributed to
              Certificateholders per $1,000 interest in the Certificates:                         0.0000000

         (f)  The amount set forth in paragraph B.4. (c) to be distributed to
              Certificateholders per $1,000 interest in the Certificates:                         0.0000000

5.        (a) The aggregate amount of collections by the Servicer during the
              preceding Monthly Period                                                         6,718,422.27

          (b) The aggregate amount which was received by the Trust from the
              Servicer during the preceding Monthly Period                                     6,718,422.27

          (c) The aggregate amount of reimbursements to the Security
              Insurer during the preceding Monthly Period                                              0.00

          (d) The amount of Receivables that are delinquent for over:
               30 days                                                                         5,008,038.21
               60 days                                                                           796,067.60
               90 days                                                                            96,755.22


                                      (2)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated May 31, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Certificateholder Statement.


                    THE  MONEY  STORE  AUTO  FINANCE  INC.



                    BY:   /s/ HARRY PUGLISI
                          ----------------------
                          HARRY  PUGLISI
                          TREASURER



                                      (3)

                       THE MONEY STORE AUTO TRUST 1997-2
                CLASS A-1 6.17% MONEY STORE ASSET BACKED NOTES
                      CLASS A-2 6.495% ASSET BACKED NOTES



           IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMEN DATED
            AS  OF  MAY 31, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
         TO SERIES 1997 - 2 FOR THE AUGUST 13, 1997 DETERMINATION DATE

     DISTRIBUTION DATE      08/20/97         MONTHLY PERIOD     JUL-97


A. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

     I.  NOTES

          (a)  The aggregate amount of the distribution with respect to:
                       Class A-1 Notes                                                            6,184,047.90
                       Class A-2 Notes                                                              327,456.25

          (b)  The amount of the distribution set forth in paragraph A. 1. (a)
               above in respect of interest on:
                       Class A-1 Notes                                                              800,532.95    5.8(ii)
                       Class A-2 Notes                                                              327,456.25

          (c)  The amount of the distribution set forth in paragraph A. 1. (a)
               above in respect of principal of:
                       Class A-1 Notes                                                            3,747,413.42    5.8(i)
                       Class A-2 Notes                                                                    0.00

          (d)  The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                       Class A-1 Notes                                                                    0.00    5.8(iii)
                       Class A-2 Notes                                                                    0.00

          (e)  The remaining outstanding balance available to be drawn
               under the Note Policy                                                              6,511,504.15    5.8(iii)

          (f)  The amount of the distribution set forth in paragraph A. 1. (a)
               above per $1,000 interest in:
                       Class A-1 Notes                                                              38.6502994
                       Class A-2 Notes                                                               5.4125000

          (g)  The amount of the distribution set forth in paragraph A. 1. (b)
               above per $1,000 interest in:
                       Class A-1 Notes                                                               5.0033309
                       Class A-2 Notes                                                               5.4125000

          (h)  The amount of the distribution set forth in paragraph A. 1. (c)
               above per $1,000 interest in:
                       Class A-1 Notes                                                              23.4213339
                       Class A-2 Notes                                                               0.0000000

          (i)  The amount of the distribution set forth in  paragraph A. 1. (d)
               above per $1,000 interest in:
                       Class A-1 Notes                                                               0.0000000
                       Class A-2 Notes                                                               0.0000000

          (j)  Prior to the Parity Date, from the Available Funds, to the Note
               Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                       Class A-1 Notes                                                            1,636,101.53
                       Class A-2 Notes                                                                    0.00

          (k)  The amount of the distribution set forth in paragraph A. 1. (j)
               above per $1,000 interest in:
                       Class A-1 Notes                                                              10.2256346
                       Class A-2 Notes                                                               0.0000000





B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

     1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

            (a) The Pool Balance at the close of business
                on the last day of the Monthly Period                                           186,242,352.57  5.8(iv)

            (b) The aggregate outstanding principal amount of each
                Class of Notes after giving effect to payments allocated
                to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:
                       Class A-1 Notes                                                          150,311,710.93  5.8(v)
                       Class A-2 Notes                                                           60,500,000.00

            (c) The Note Pool Factor for each Class of Notes after
                giving effect to the payments set forth in paragraph
                A.1 (c) with respect to:
                       Class A-1 Notes                                                               0.9394482
                       Class A-2 Notes                                                               1.0000000

            (d) The amount of aggregate Realized Losses for the
                second preceding Monthly Perio                                                        8,326.67  5.8(viii)

            (e) The aggregate Purchase Amount for all Receivables
                that were repurchased in the Monthly Period                                               0.00  5.8(ix)

     2.    SERVICING FEE

            (a) The aggregate amount of the Servicing Fee paid to the
                Servicer with respect to the preceding Monthly Period                               315,545.17  5.8(vi)

     3.    PAYMENT SHORTFALLS

            (a) The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                A. 1. (b) above with respect to:
                       Class A-1 Notes                                                                    0.00  5.8(vii)
                       Class A-2 Notes                                                                    0.00

            (b) The amount of the Noteholders' Interest  Carryover  Shortfall set forth in paragraph B.3. (a) above per $1,000 interest
                with respect to:
                       Class A-1 Notes                                                               0.0000000
                       Class A-2 Notes                                                               0.0000000

            (c) The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                A. 1. (b) above with respect to:
                       Class A-1 Notes                                                                    0.00  5.8(vii)
                       Class A-2 Notes                                                                    0.00

            (d) The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                with respect to:
                      Class A-1 Notes                                                                0.0000000
                      Class A-2 Notes                                                                0.0000000



                                      (2)


4.    TRANSFER OF SUBSEQUENT RECEIVABLES

            (a)  Aggregate amount on deposit in the Pre-Funding
                 Account on such Distribution Date after giving effect
                 to all withdrawals therefrom on such Distribution Date                          23,195,081.93  5.8(x)

            (b)  Aggregate amount on deposit in the Capitalized
                 Interest Account on such Distribution Date after giving
                 effect to all withdrawals therefrom on such Distribution
                 Date                                                                               122,052.84  5.8(x)

            (c)  Aggregate amount on deposit in the Pre-Funding
                 Account on the final Subsequent Transfer Date after
                 giving effect to all withdrawals therefrom on such
                 Distribution Date                                                                        0.00  5.8(xi)

            (d)  the amount set forth in paragraph B.4 (a) per $1,000
                 interest in:
                       Class A-1 Notes                                                             144.9692621
                       Class A-2 Notes                                                             383.3897840

            (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                       Class A-1 Notes                                                               0.0000000
                       Class A-2 Notes                                                               0.0000000


            (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                      Class A-1 Notes                                                                0.0000000
                      Class A-2 Notes                                                                0.0000000


            (g)  The Amount withdrawn from the Pre-Fund
                 Account and transferred to the Collection Account (included in paragraph A .1 (c)):
                      Class A-1 Notes                                                                     0.00  5.8(xi)

            (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                      Class A-1 Notes                                                                0.0000000

5.          (a)  The aggregate amount of collections by the Servicer
                 during the preceding Monthly Period                                              6,718,422.27  5.8(xii)

            (b)  The aggregate amount which was received
                 by the Trust from the Servicer during the
                 preceding Monthly Period                                                         6,718,422.27  5.8(xiii)

            (c)  The aggregate amount of reimbursements to the
                 Security Insurer during the preceding Monthly Period                                     0.00  5.8(xiv)

            (d)  The amount of Receivables that are delinquent for
                 over:
                   30 days                                                                        5,008,038.21  5.8(xv)
                   60 days                                                                          796,067.60
                   90 days                                                                           96,755.22

6.          Other Information                                                                                   10.3
            Weighted Average Coupon (WAC)                                                               19.450%

            Weighted Average Remaining Terms (WARM)                                                      51.21


                                     (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated May 31, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Noteholder Statement.


                         THE  MONEY  STORE  AUTO  FINANCE  INC.






                                    BY:    /s/ HARRY PUGLISI
                                           ----------------------
                                           HARRY  PUGLISI
                                           TREASURER


                                      (4)